UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 12, 2003

                        COMMISSION FILE NUMBER: 000-31735


                              MICROSIGNAL CORPORATION
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                          88-0231200
------------------------------------------            --------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


345 Southpointe Boulevard Canonsburg, Pa                     15317
------------------------------------------            --------------------
(Address of principal executive offices)                  (Zip Code)




ITEM 5.  OTHER MATTERS.

RETRACTION OF S-4 REGISTRATION

On August 24, 2003, the Board of Directors of MicroSignal decided to withdraw the S-4 filing made with the Securities and Exchange Commission by Matthew McConaghy until further review of the S-4 filing as to its necessity. This decision was based on the legal opinion rendered by Brian Dvorak, Esq., on May 8, 2003,that the transfer of Twenty-Five Million (25,000,000) shares from MicroSignal to the shareholders of Exxcode, Inc. pursuant to a Purchase Agreement in exchange for Exxcode, Inc. shares may be issued without a restrictive legend pursuant to Rule 144.









                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MicroSignal Corporation
                              ----------------------
                              (Name of Registrant)



Date:  September 12, 2003     By:/s/ Robert A. Braner
                              ----------------
                              Robert A. Braner
                              Interim President